Bank Borrowings	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Bank Borrowings [Abstract]
BANK BORROWINGS

9. BANK BORROWINGS

The Group entered into loan agreements and bank facilities with Chinese banks and a German bank.

The original terms of the loans from Chinese banks range from 6 to 12 months and the interest rates range from 5.00% to 6.00% per annum. As of September 30, 2021, the balance of the loans from Chinese bank was $13,191.

The bank facility agreement with the German bank includes a $13.0 million (EUR11 million) 8-year maturity term loan and a $4.7 million (EUR4 million) revolving facility (“German Bank Facility Agreement”). The interest rate of the 8-year maturity term loan is EURIBOR plus a margin rate determined by the financial leverage ratio of the Group. The $4.7 million (EUR4 million) revolving facility at 6.00% annual interest, needs to be renewed every year (60 days in advance). During the nine months ended September 30, 2021, the Group drew down the 8-year maturity term loan to the amount of $9,660. On October 1, 2021, the Company had entered into the termination agreement with the German Bank to cancel the German Bank Facility Agreement. All outstanding amounts under the loan were repaid on October 8, 2021.

Changes in bank borrowings are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2021	2020	2021
Beginning balance	$9,412	$26,458	$11,922	$12,184
Proceeds from bank borrowings	5,757	—	15,230	26,603
Repayments of principal	(5,696)	(3,400)	(17,590)	(15,665)
Exchange difference	321	(207)	232	(271)
Ending balance	$9,794	$22,851	$9,794	$22,851

All balance of bank borrowings as of September 30, 2021 and December 31, 2020 are current borrowings.

Certain assets of the Group had been pledged to secure the above banking facilities granted to the Group. The aggregate carrying amount of the assets pledged by the Group as of December 31, 2020 and September 30, 2021 are as follows:

	December 31, 2020	September 30, 2021
Buildings	$22,732	$31,479
Machinery and equipment	19,297	17,173
Land use rights	2,789	4,448
Total	$44,818	$53,100

In addition, the Group’s related parties Ochem Chemical Co., Ltd (“Ochem”) and Ochemate Material Technologies Co., Ltd (“Ochemate”) provided $20,874 of guarantees to secure certain bank facilities granted to the Group as of December 31, 2020.

11. BANK BORROWINGS

The Group entered into various loan agreements, i.e. banking facilities, with certain Chinese banks. The original terms of the loans range from 2 to 12 months and the interest rates range from 4.68% to 5.66% per annum. Changes in bank borrowings for the years ended December 31, 2019 and 2020 are as follows:

	December 31, 2019	December 31, 2020
Beginning balance as of January 1	$66,267	$11,922
Proceeds from bank borrowings	17,735	17,308
Repayments of principal during the year	(71,674)	(17,815)
Exchange difference	(406)	769
Ending balance as of December 31	$11,922	$12,184

Including:
Current	$11,922	$12,184
Total	$11,922	$12,184

Certain assets of the Group had been pledged to secure the above banking facilities granted to the Group. The aggregate carrying amount of the assets pledged by the Group as of December 31, 2019 and 2020 are as follows:

	December 31, 2019	December 31, 2020
Buildings	$22,414	$22,732
Machinery and equipment	20,936	19,297
Land use rights	2,672	2,789
Total	$46,022	$44,818

In addition, the Group’s related parties Ochem Chemical Co., Ltd (“Ochem”) and Ochemate Material Technologies Co., Ltd (“Ochemate”) provided $32,607 and $20,874 of guarantees to secure certain bank facilities granted to the Group as of December 31, 2019 and 2020, respectively.